Exhibit 99.1

ENDEAVOR ACQUISITION CORP. ANNOUNCES TRANSACTION WITH AMERICAN APPAREL TO MOVE FORWARD

*American Apparel reports its 2006 pro forma adjusted EBITDA exceeded $30 million and sales exceeded $275 million.

*Endeavor waives certain EBITDA projection requirements due to timing delay in American Apparel obtaining additional interim financing.

*Proxy on Proposed Merger is expected to be filed with the SEC in May 2007 with the deal anticipated to close in second half 2007 following the shareholder vote.

*American Apparel reports fiscal 2007 first quarter same-store sales increased 17%

April 4, 2007 — Endeavor Acquisition Corp. (AMEX: EDA) today announced that it has been advised by American Apparel that American Apparel will post at least $30 million for the fiscal year ending December 31, 2006 in adjusted Earnings Before Interest, Taxes, Depreciation, Amortization after giving effect to one-time charges (“pro forma adjusted EBITDA”).

Under the terms of the merger agreement, American Apparel was required to demonstrate pro forma adjusted EBITDA of at least $30 million for the fiscal year ending December 31, 2006. This pro forma calculation includes certain one-time adjustments above the original $5 million basket agreed to in the merger agreement to accommodate an approximate one-time $3.5 million inventory obsolescence reserve established in connection with the 2006 audit and proposed merger. Other one-time charges agreed to in the merger agreement include deferred rent, legal and litigation expenses, and workers’ compensation adjustments. Details on the exact amount and composition of the pro forma adjusted EBITDA will be filed along with the 2006 audited financial statements in the Merger Proxy Statement. It is anticipated that the Merger Proxy Statement will be filed in May 2007.

“We look forward to the successful completion of the merger once the proxy statement has been reviewed by the Securities and Exchange Commission and our stockholders vote on the proposed merger later this year,” said Eric Watson, Chairman of Endeavor.

Endeavor also announced that American Apparel had advised it that same-store sales for American Apparel’s fiscal first quarter ended March 31, 2007 increased 17%. The company defines same-store sales as sales for stores open for more than one year.

Endeavor has also waived the original pro forma adjusted EBITDA projection requirements for 2007 and 2008 contained in the merger agreement. This is due to changes in the original timing assumptions used by American Apparel in its projections for receipt of both additional interim bank debt financing and the equity financing that the parties believe will be available to American

Apparel as a result of the merger closing. The existing projections were also impacted by various covenants currently in place on American Apparel’s existing debt financing that will serve to limit the number of store openings for 2007 to a number lower than that contained in American Apparel’s original projections. It is anticipated that these restrictions will be lifted upon the closing of the merger with Endeavor as a result of the capital infusion of up to $120 million from the merger and improved bank financing terms resulting from such capital infusion.

American Apparel believes at the present time that pro forma adjusted EBITDA will be in the range of $40 million for the fiscal year ending December 31, 2007. The combined companies will provide normal and customary public-company forward-looking guidance for the fiscal years ending in December 2007 and December 2008 once the merger between Endeavor and American Apparel is completed.

“I am pleased that American Apparel continues to flourish with strong same store sales this quarter. The merger with Endeavor will provide the equity capital necessary to fuel our continued growth and expansion of our operations in several of the most influential metropolitan centers around the world,” said American Apparel founder and CEO Dov Charney. “Until the merger is completed, we continue to prepare the company for this influx of capital,” said Charney.

American Apparel’s full audit results for 2006 will be included in the proxy statement to be filed with the Securities and Exchange Commission by Endeavor in connection with the proposed merger. It is anticipated that the proxy statement will be filed in May 2007.

In addition, Endeavor expects to report American Apparel’s unaudited financial results for the first quarter ending March 31, 2007 in late May 2007.

Forward Looking Statements

This press release, and other statements that Endeavor or American Apparel may make, including statements about the benefits of the transaction with American Apparel, contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act, with respect to Endeavor’s and American Apparel’s future financial or business performance, strategies and expectations. Forward-looking statements are typically identified by words or phrases such as “trend,” “potential,” “opportunity,” “believe,” “comfortable,” “expect,” “anticipate,” “current,” “intention,” “estimate,” “position,” “assume,” “outlook,” “continue,” “remain,” “maintain,” “sustain,” “seek,” “achieve,” and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “may” and similar expressions.

This release includes certain financial information (EBITDA) not derived in accordance with generally accepted accounting principles (“GAAP”). Endeavor believes that the presentation of this non-GAAP measure provides information that is useful to investors as it indicates more clearly the ability of American Apparel to meet capital expenditures and working capital requirements and otherwise meet its obligations as they become due. American Apparel’s EBITDA was derived by taking earnings before interest, taxes, depreciation and amortization as adjusted for certain one-time non-recurring items and exclusions.

Endeavor cautions that forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made, and Endeavor assumes no duty to and does not undertake to update forward-looking statements. Actual results could differ materially from those anticipated in forward-looking statements and future results could differ materially from historical performance.

In addition to factors previously disclosed in Endeavor’s filings with the Securities and Exchange Commission (SEC) and those identified elsewhere in this press release, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance, including factors arising after consummation of the acquisition of American Apparel: (i) inability to continue to increase same store sales, (ii) failure to open and operate additional retail stores in desirable locations on a cost-efficient basis (iii) inability to anticipate and respond to consumer fashion trends and demand as they arise, (iv) increases in prices of the raw materials used in the manufacture of apparel goods, (v) failure to maintain satisfactory labor relations, (vi) inability to creatively and effectively promote the American Apparel brand, (vii) failure to hire and retain talented personnel and (viii) inability to effectively manage and replace as needed credit lines and other sources of financing.

Endeavor’s prospectus and subsequent filings with the SEC, including the proxy statement it intends to file with the SEC with respect to the proposed acquisition of American Apparel, are accessible on the SEC’s website at http://www.sec.gov, discuss these factors in more detail and identify additional factors that can affect forward-looking statements.

Additional Information and Where to Find It

Endeavor intends to file with the SEC a proxy statement on Schedule 14A in connection with the proposed acquisition of American Apparel and its affiliated companies. STOCKHOLDERS OF ENDEAVOR AND OTHER INTERESTED PERSONS ARE ADVISED TO READ, WHEN AVAILABLE, ENDEAVOR’S DEFINITIVE PROXY STATEMENT IN CONNECTION WITH THE SOLICITATION OF PROXIES FOR THE SPECIAL MEETING BECAUSE THIS PROXY STATEMENT WILL CONTAIN IMPORTANT INFORMATION. Such persons can also read Endeavor’s final prospectus for a description of the security holdings of the Endeavor’s officers and directors and the underwriters of Endeavor’s initial public offering and their respective interests in the successful consummation of this business combination. The definitive proxy statement will be mailed to stockholders as of a record date to be established for voting on the acquisition. Stockholders will also be able to obtain a copy of the definitive proxy statement, without charge, once available. The final prospectus and other relevant documents can also be obtained, without charge, at the SEC’s

Internet site http://www.sec.gov or by contacting Endeavor’s main office at 212-683-5350. As a result of the review by the SEC of the proxy statement, Endeavor may be required to make changes to its description of the acquired business or other financial or statistical information contained in the proxy statement.

Investor Inquiries:

Contact Joe Tekltis/Jean Fontana at 203-682-8200